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                                                                  EXHIBIT 10.3




                                SECOND AMENDMENT
                                       TO
                           LOAN AND SECURITY AGREEMENT

               THIS AMENDMENT, made as of April 28, 2000, by and among the parties identified as "Lenders" on the signature pages to this Amendment ("LENDERS"), CITICORP USA, INC., as agent for the Lenders (herein, in such capacity as agent, called "AGENT"), and JAN BELL MARKETING, INC., a Delaware corporation ("JAN BELL"), individually and as "Borrowers' Agent", as defined in the "Loan Agreement" referenced below, JBM RETAIL COMPANY, INC., a Delaware corporation ("JBM"), and MAYOR'S JEWELERS, INC., a Florida corporation ("MAYOR'S") (Jan Bell, JBM and Mayor's hereinafter referred to collectively as the "BORROWERS" and each individually as a "BORROWER").

                                   WITNESSETH

               WHEREAS, Borrowers, Lenders and the Agent are parties to a Loan and Security Agreement, dated as of July 28, 1998 (herein, the "LOAN AGREEMENT"), pursuant to which Lenders have agreed to extend certain credit to Borrowers upon the terms and conditions contained therein; and

               WHEREAS, pursuant to certain Consent Letters dated April 15, 1999 and November 17, 1999, respectively, at Borrowers' request made in accordance with requirements of Sections 5.2(I) and 5.2(P) of the Loan Agreement, Lenders consented to repurchase by Jan Bell of its issued and outstanding capital stock in amounts of up to $15,000,000 and $5,000,000, respectively; and

               WHEREAS, Borrowers have requested that Lenders consent to additional repurchases by Jan Bell of its outstanding capital stock in an aggregate amount not in excess of $10,000,000; and

               WHEREAS, Borrowers have further requested that Lenders and the Agent amend the Loan Agreement in the manner hereinafter set forth; and

               WHEREAS, Borrowers, Lenders and the Agent desire to enter into this Amendment in order to give effect to the foregoing;

    1. DEFINITIONS. Unless otherwise expressly provided herein, all capitalized terms used herein (without definition) shall have the meanings given to such terms in the Loan Agreement.

    2. CONSENT. Pursuant to Borrowers' request, Lenders hereby consent to Jan Bell's repurchase of shares of its issued and outstanding capital stock in exchange for a n aggregate purchase price not in excess of $10,000,000 (in addition to the stock repurchases in the aggregate amount of up to $20,000,000 previously approved by the Lenders and consummated by Jan Bell); provided, HOWEVER, that (a) at the time when any such purchase is to be effected, no Default or Event of Default shall have occurred and be continuing or will result therefrom and (b) this consent shall terminate and be of no further force or effect on April 30, 2001. The consent set forth herein is limited to the matter described above and shall not be, or deemed to be, a consent to any other matter prohibited by the terms of the Loan Agreement or any other Loan Document or a waiver of any Default or Event of Default presently or hereafter existing under the Loan Agreement.

    3. AMENDMENT TO LOAN AGREEMENT. The Loan Agreement is hereby amended by deleting in its entirety clause (P) of Section 7.1.

    4. MISCELLANEOUS.

      (a) EFFECT OF AMENDMENT. Except as set forth expressly herein, all terms of the Loan Agreement, as amended hereby, shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of Borrowers to the Agent and Lenders. To the extent any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Loan Agreement as modified and amended hereby.

     (b) RATIFICATION. Borrowers hereby restate, ratify and reaffirm each and every term and condition set forth in the Loan Agreement, as amended hereby, and the Loan Documents, effective as of the date hereof.



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     (c) ESTOPPEL. To induce the Agent and Lenders to enter into this Amendment,
Borrowers hereby acknowledge and agree that, as of the date hereof, no Default or Event of Default has occurred and is continuing and, in addition, there exists no right of offset, defense, counterclaim or objection in favor of Borrowers with respect to any Obligations.

     (d) GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the internal laws (and not the laws of conflicts) of the State of New York.

     (e) COSTS AND EXPENSES. Borrowers agree to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and enforcement of this Amendment and all other Loan Documents executed in connection herewith, the closing hereof, and any other transactions contemplated hereby, including the fees and out-of-pocket expenses of the Agent's counsel.



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               IN WITNESS THEREOF, this Amendment has been duly executed by the parties hereto as of the date first above written.



                                         "BORROWER"

                                         JAN BELL MARKETING, INC.

                                         By: /s/ DAVID BOUDREAU
                                            ----------------------------------
                                            Title: Secretary & Treasurer


                                         MAYOR'S JEWELERS, INC.

                                         By: /s/ DAVID BOUDREAU
                                            ----------------------------------
                                            Title: Secretary & Treasurer


                                         JBM RETAIL COMPANY, INC.

                                         By: /s/ DAVID BOUDREAU
                                            ----------------------------------
                                            Title: Secretary & Treasurer



                                         "AGENT"

                                         CITIICORP USA, INC.

                                         By: /s/ SHAPLEIGH B. SMITH
                                            ----------------------------------
                                            Title: Vice President



                                         "LENDERS"

                                         CITICORP USA, INC.

                                         By: /s/ SHAPLEIGH B. SMITH
                                            ----------------------------------
                                            Title: Vice President


                                         BANKBOSTON RETAIL FINANCE, INC.

                                         By: /s/ MICHAEL L. PIZETTE
                                            ----------------------------------
                                            Title: Managing Director


                                         FOOTHILL CAPITAL CORPORATION

                                         By: /s/ MICHAEL BARANOWSKI
                                            ----------------------------------
                                            Title: Vice President


                                         FIRST UNION NATIONAL BANK

                                         By: /s/ RICHARD PRESKENIS
                                            ----------------------------------
                                            Title: Vice President


                                         NATIONAL CITY COMMERCIAL FINANCE, INC.

                                         By: /s/ ELIZABETH M. LYNCH
                                            ----------------------------------
                                            Title: Vice President




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                          ACKNOWLEDGMENT OF GUARANTORS

               Each of the undersigned, being a guarantor, pursuant to certain Corporate Guaranty and Security Agreement, dated as of July 28, 1998 (collectively, the "Guaranty"), of the obligations of Jan Bell Marketing, Inc., JBM Retail Company, Inc. and Mayor's Jewelers, Inc. (collectively, "BORROWERS") under the "Loan Agreement" referenced in the within and foregoing Second Amendment to Loan and Security Agreement among, the lenders named therein, Citicorp USA, Inc., as agent for such lenders, and Borrowers (the "SECOND AMENDMENT") hereby (a) acknowledges its receipt of a copy of , and consents to the Second Amendment, (b) agrees to be bound thereby and (c) acknowledges and agrees that the Guaranty shall continue in full force and effect from and after the execution and delivery of the Second Amendment without modification, diminution or impairment.

               IN WITNESS WHEREOF, the undersigned have set their hands as of the 28th day of April, 2000.

                                 JBM VENTURE CO., INC.

                                 By: /s/ DAVID BOUDREAU
                                     ---------------------------------------
                                     Title: Secretary & Treasurer

                                 ULTIMATE FINE JEWELRY
                                 INTERNATIONAL, INC.

                                 By: /s/ DAVID BOUDREAU
                                     ---------------------------------------
                                     Title: Secretary & Treasurer

                                 JBM INTERNATIONAL, INC.

                                 By: /s/ DAVID BOUDREAU
                                     ---------------------------------------
                                     Title: Secretary & Treasurer

                                 By: /s/ DAVID BOUDREAU
                                     ---------------------------------------
                                     Title: Director, Secretary & Treasurer

                                 MAYOR'S JEWELERS INTELLECTUAL
                                 PROPERTY HOLDING COMPANY

                                 By: /s/ DAVID BOUDREAU
                                     ---------------------------------------
                                     Title: Director, Secretary & Treasurer

                                 MAYOR'S JEWELERS RECEIVABLES
                                 HOLDING COMPANY

                                 By: /s/ DAVID BOUDREAU
                                     ---------------------------------------
                                     Title: Director, Secretary & Treasurer

                                 AMERICAN HOROLOGICAL CORPORATION

                                 By: /s/ DAVID BOUDREAU
                                     ---------------------------------------
                                     Title: Secretary & Treasurer

                                 JAN BELL MARKETING/PUERTO RICO, INC.

                                 By: /s/ DAVID BOUDREAU
                                     ---------------------------------------
                                     Title: Secretary & Treasurer






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